                                                                      EXHIBIT 14

                                POWER OF ATTORNEY

                             A.G. SEPARATE ACCOUNT A


KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Mary L. Cavanaugh, Kurt Bernlohr, and Katherine Stoner or each of them, as his true and lawful attorneys-in fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to Registration Statements for A.G. Separate Account A, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

SIGNATURE                       TITLE                         DATE
---------                       -----                         ----
/s/ JAY S. WINTROB              Director                      April 30, 2004
---------------------------
Jay S. Wintrob

/s/ BRUCE R. ABRAMS             Director and Chief Executive  April 30, 2004
---------------------------     Officer
Bruce R. Abrams

/s/ M. KATHLEEN ADAMSON         Director                      April 30, 2004
---------------------------
M. Kathleen Adamson

/s/ MICHAEL J. AKERS            Director                      April 30, 2004
---------------------------
Michael J. Akers

/s/ MARY L. CAVANAUGH           Director                      April 30, 2004
---------------------------
Mary L. Cavanaugh

/s/ N. SCOTT GILLIS             Director                      April 30, 2004
---------------------------
N. Scott Gillis

/s/ KATHLEEN M. MCCUTCHEON      Director                      April 30, 2004
--------------------------
Kathleen M. McCutcheon